CNI CHARTER FUNDS

Opportunistic Value Fund

Class E
Institutional Class
Class N

Supplement dated March 15, 2010, to Prospectus dated January 28, 2010

This supplements certain information contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, shares of the Opportunistic Value Fund are no longer offered, either for purchase or in exchange for shares of other series of CNI Charter Funds.  Existing holders of Institutional Class and Class N shares of the Opportunistic Value Fund may continue to exchange into Institutional Class and Class N shares, respectively, of other series of CNI Charter Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNI-SU-024-0100